UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2013

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-178697	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On December 5, 2013, Tecogen Inc., or the Company, entered into common stock purchase agreements, or the Common Stock Purchase Agreements, with certain accredited investors, collectively, the Investors. Pursuant to the Common Stock Purchase Agreements, the Company sold, and the Investors purchased, an aggregate of 20,000 shares of the Company’s common stock, $.001 par value, or the Shares, at a price of $4.50 per share for an aggregate purchase price of $90,000, or the Private Placement. The proceeds of the Private Placement will be used for general corporate and working capital purposes. The terms of the Common Stock Purchase Agreements are substantially the same as those contained in our representative form of common stock purchase agreement, or the form of Common Stock Purchase Agreement, which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2013.

The Common Stock Purchase Agreements require the Company to file a registration statement with the Securities and Exchange Commission covering the resale of the Shares by the Investors.

Pursuant to an arrangement with the Company, the Company is required to pay a fee equal to 6.75% of the gross proceeds from the Private Placement, or an aggregate of $6,075, to certain investment banks engaged by the Company in connection with a previous offering.

The summary of the Common Stock Purchase Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Common Stock Purchase Agreement which was filed with the Securities and Exchange Commission as Exhibit 10.1 to our Current Report on Form 8-K on November 13, 2013, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
The offer and sale of the Shares described in Item 1.01 of this Current Report on Form 8-K was made in a private placement without registration under the Securities Act of 1933, as amended, or the Securities Act, or state securities laws, in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Shares may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie J. Brown

Date: December 6, 2013	Bonnie J. Brown, Chief Financial Officer